====================================================================================================================================
Flexible Payment Deferred Combination Fixed and Variable Annuity Application. Payment (or original of exchange/transfer request)
must accompany Application. Please make check payable to The Manufacturers Life Insurance Company of New York (the "Company") and
address to: International Corporate Center at Rye, 555 Theodore Fremd Avenue, Suite C-209, Rye, New York 10580.
====================================================================================================================================
1. OWNERS (Applicants)                                              CO-OWNER (OPTIONAL)

Name*                                                               Name*
----------------------------------------------------------------    ----------------------------------------------------------------
        First           Middle           Last                               First           Middle           Last
Address                                                                                                          _____ _____ _____
----------------------------------------------------------------    Sex [ ] M [ ] F              Date of Birth  |     |     |     |
        Street                                                                                                  |_____|_____|_____|
                                                                                                                 Month  Day   Year
----------------------------------------------------------------     __ __ __ __ __ __ __ __ __         __ __ __ __ __ __ __ __ __
        City            State            Zip                        |  |  |  |  |  |  |  |  |  |       |  |  |  |  |  |  |  |  |  |
                                             _____ _____ _____      |__|__|__|__|__|__|__|__|__|  or   |__|__|__|__|__|__|__|__|__|
Sex [ ] M [ ] F              Date of Birth  |     |     |     |        Social Security Number                   Tax ID Number
                                            |_____|_____|_____|
                                             Month  Day   Year      ===============================================================
Daytime Phone Number: (    )  _____________________________         SUCCESSOR OWNER* (Optional)
 __ __ __ __ __ __ __ __ __         __ __ __ __ __ __ __ __ __
|  |  |  |  |  |  |  |  |  |       |  |  |  |  |  |  |  |  |  |     Name*
|__|__|__|__|__|__|__|__|__|  or   |__|__|__|__|__|__|__|__|__|     ----------------------------------------------------------------
   Social Security Number                   Tax ID Number                   First           Middle           Last
                                                                                                                 _____ _____ _____
Client Brokerage Acct. # (If applicable):__________________         Sex [ ] M [ ] F              Date of Birth  |     |     |     |
                                                                                                                |_____|_____|_____|
----------------------------------------------------------------                                                 Month  Day   Year
ANNUITANTS (If different from Owner)                                 __ __ __ __ __ __ __ __ __         __ __ __ __ __ __ __ __ __
                                                                    |  |  |  |  |  |  |  |  |  |       |  |  |  |  |  |  |  |  |  |
Name*                                                               |__|__|__|__|__|__|__|__|__|  or   |__|__|__|__|__|__|__|__|__|
----------------------------------------------------------------       Social Security Number                   Tax ID Number
        First           Middle           Last
Address
----------------------------------------------------------------    ----------------------------------------------------------------
        Street                                                      2. INVESTMENT ALLOCATION
                                                                    ----------------------------------------------------------------
----------------------------------------------------------------
        City            State            Zip                        Allocate payment with application of $____________ as indicated
                                             _____ _____ _____      below.  (must total 100%):
Sex [ ] M [ ] F              Date of Birth  |     |     |     |
                                            |_____|_____|_____|     ____ % Manufacturers Adviser Pac Rim Emerging Mkts (008)
                                             Month  Day   Year
 __ __ __ __ __ __ __ __ __                                         ____ % T. Rowe Price Science & Technology (016)
|  |  |  |  |  |  |  |  |  |
|__|__|__|__|__|__|__|__|__|                                        ____ % Founders Int'l Small Cap (006)
   Social Security Number
                                                                    ____ % Warburg Pincus Emerging Growth (020)
----------------------------------------------------------------
CO-ANNUITANT (OPTIONAL)                                             ____ % Pilgrim Baxter Growth (022)

Name*                                                               ____ % Fred Alger Small/Mid Cap (011)
----------------------------------------------------------------
        First           Middle           Last                       ____ % Rowe Price-Fleming Int'l Stock (024)
                                             _____ _____ _____
Sex [ ] M [ ] F              Date of Birth  |     |     |     |     ____ % Founders Worldwide Growth (026)
                                            |_____|_____|_____|
                                             Month  Day   Year      ____ % Morgan Stanley Global Equity (009)
 __ __ __ __ __ __ __ __ __
|  |  |  |  |  |  |  |  |  |                                        ____ % Rosenberg Small Company Value (119)
|__|__|__|__|__|__|__|__|__|
   Social Security Number                                           ____ % Fidelity Equity (001)

----------------------------------------------------------------    ____ % Founders Growth (005)
BENEFICIARIES
(Enclose signed letter if more information is required.)            ____ % Manufacturers Adviser Quant Equity (065)

Name*                                                               ____ % T. Rowe Price Blue Chip Growth (012)
---------------------------------------------------------------
        First       Middle       Last       Relationship            ____ % Manufacturers Adviser Real Estate Securities (068)
               _____ _____ _____    __ __ __ __ __ __ __ __ __
Date of Birth |     |     |     |  |  |  |  |  |  |  |  |  |  |     ____ % Miller Anderson Value (066)
              |_____|_____|_____|  |__|__|__|__|__|__|__|__|__|
               Month  Day   Year     Social Security Number         ____ % J.P. Morgan Int'l Growth & Income (013)

Name*                                                               ____ % Wellington Management Growth & Income (017)
---------------------------------------------------------------
        First       Middle       Last       Relationship            ____ % T. Rowe Price Equity-Income (007)
               _____ _____ _____    __ __ __ __ __ __ __ __ __
Date of Birth |     |     |     |  |  |  |  |  |  |  |  |  |  |     ____ % Founders Balanced (071)
              |_____|_____|_____|  |__|__|__|__|__|__|__|__|__|
               Month  Day   Year     Social Security Number         ____ % Fidelity Aggr Asset Alloc (004)

CONTINGENT BENEFICIARY                                              ____ % Miller Anderson High Yield (076)

Name*                                                               ____ % Fidelity Mod Asset Alloc (003)
---------------------------------------------------------------
        First       Middle       Last       Relationship            ____ % Fidelity Cons Asset Alloc (002)
               _____ _____ _____    __ __ __ __ __ __ __ __ __
Date of Birth |     |     |     |  |  |  |  |  |  |  |  |  |  |     ____ % Salomon Brothers Strategic Bond (015)
              |_____|_____|_____|  |__|__|__|__|__|__|__|__|__|
               Month  Day   Year     Social Security Number         ____ % Oechsle Global Gov't Bond (010)

----------------------------------------------------------------    ____ % Manufacturers Adviser Capital Growth Bond (080)
REMARKS
                                                                    ____ % Wellington Management Inv Quality Bond (018)

                                                                    ____ % Salomon Brothers U.S. Gov't Securities (014)

                                                                    ____ % Manufacturers Adviser Money Market (019)

                                                                    FIXED ACCOUNTS
                                                                    ____ % 1 Yr (028)**  ____ % 3 Yr (029)    ____ % 6 Yr (030)

                                                                    LIFESTYLE PORTFOLIOS
                                                                    ____ % Cons 280 (179)       ____ % Mod 460 (180)
                                                                    ____ % Bal 640 (181)        ____ % Growth 820 (182)
                                                                    ____ % Aggr 1000 (183)

------------------------------------------------------------------------------------------------------------------------------------
APP-VEN-NY-9                 *Unless subsequently changed in accordance with terms of Contract issued.                          9/97



------------------------------------------------------------------------------------------------------------------------------------
3. PLAN SPECIFICS
------------------------------------------------------------------------------------------------------------------------------------
TYPE OF PLAN (Must be completed)

[ ] Non-Qualified or   [ ] IRA Rollover      [ ] IRA Transfer    [ ] IRA Tax Year____________
                       [ ] Profit Sharing    [ ] 401(k)          [ ] SEP IRA Tax Year_________
                       [ ] Money Purchase    [ ] Keogh (HR-10)   [ ] 403(b) Check if ERISA [ ]
                       [ ] Defined Benefit                       [ ] Other Qualified _________


------------------------------------------------------------------------------------------------------------------------------------
Will the purchase of this Annuity replace or change any other insurance or annuity? [ ] No  [ ] Yes

(If "Yes," state company and contract number in Remarks, and attach replacement forms.)

If 1035 exchange, or any other transfer of assets, attach original of exchange form or letter.
------------------------------------------------------------------------------------------------------------------------------------
Has Annuitant or applicant(s) any other annuities or insurance with the Company? [ ] No  [ ] Yes

(If "Yes," list contract number in Remarks.)
------------------------------------------------------------------------------------------------------------------------------------

Maturity Date _______________ (mm/yy). Default is the Annuitant's 90th birthday.

------------------------------------------------------------------------------------------------------------------------------------
4. SIGNATURES (Irrevocable Beneficiary, if designated, must also sign application.)
------------------------------------------------------------------------------------------------------------------------------------

STATEMENT OF APPLICANT: It is hereby agreed that the Contract applied for shall not take effect until the later of: (1) the issuance of the Contract, or (2) receipt by the Company at its Annuity Service Office of the first payment required under the Contract. The foregoing information is true and complete to the best of the Applicant's knowledge and belief and is correctly recorded. The
Proposed Owner agrees to be bound by the representations herein and acknowledges the receipt of an effective Prospectus describing the Contract applied for. The Contract applied for is suitable for my/our insurance investment objectives, financial situation and needs. When utilizing Check Plus or the Systematic Withdrawal Program, I/we agree to hold the Company harmless if any debit/transfer is erroneously received by the bank indicated on my voided check, or is not honored upon presentation, and any accumulation units may be canceled, due to such electronic debits/transfers. Irrevocable Beneficiary must authorize participation by signing below.

I UNDERSTAND THAT ANNUITY PAYMENTS AND OTHER VALUES PROVIDED BY THE CONTRACT APPLIED FOR, WHEN BASED ON THE INVESTMENT EXPERIENCE OF
A SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.



------------------------------------------------------------------------------------------------------------------------------------
Signed in (State)            Date Signed              Signature of Owner/Applicant             Signature of Co-Owner


------------------------------------------------------------------------------------------------------------------------------------
Signature of Annuitant                                Signature of Co-Annuitant                Signature of Irrevocable Beneficiary
     (if different from Owner)                            (if different from Owner)               (if designated)


STATEMENT OF AGENT: Will this contract replace or change any existing life insurance or annuity in this or any other company?
[ ] Yes [ ] No If yes, please explain under Remarks. I certify (1) the Applicant signed this Application in my presence; and (2) I am authorized and qualified to discuss the Contract herein applied for.


------------------------------------------------------------------------------------------------------------------------------------
Signature of Agent                                    Print Full Name                          Name of Firm


------------------------------------------------------------------------------------------------------------------------------------
Agent Number                                          Agent Phone Number                       State License ID Number


====================================================================================================================================
Broker/Dealer Use Only (Optional)
Plan T [ ]     Plan NT  [ ]    (If left blank, Plan NT will be selected.)

------------------------------------------------------------------------------------------------------------------------------------
5. OTHER
------------------------------------------------------------------------------------------------------------------------------------





APP-VEN-NY-9 2                                                                                                                  9/97


====================================================================================================================================
SERVICE OPTIONS [X] Indicate each option you wish to elect.
====================================================================================================================================

[ ] GUARANTEE PLUS PROGRAM (Minimum Payment $5,000)
The Company will allocate a portion of the payment with this application to the 6-year Fixed Account, such that, at the end of the
6-year period, the account will have grown to an amount at least equal to the total payment. The remaining balance will be allocated proportionately according to the investment selections on the application, which should total 100% excluding the amount allocated to the 6-year Fixed Account.

====================================================================================================================================
[ ] CHECK PLUS - AUTOMATIC PURCHASE*

I authorize the Company to collect $________ (minimum $30) starting the month of _____________ by initiating electronic debit entries to my bank account with the following frequency: [ ] Monthly: [ ] 5th or [ ] 20th [ ] Quarterly (20th of January, April,
July and October). When utilizing Check Plus, I agree that if any debit/transfer is erroneously received by the bank indicated on the enclosed check, or is not honored upon presentation, any accumulation units may be canceled, and I agree to hold the Company
harmless from any loss due to such electronic debits/transfers.             (PLEASE ATTACH A VOIDED CHECK/WITHDRAWAL SLIP.)


====================================================================================================================================
[ ] DOLLAR COST AVERAGING* (Minimum Payment $6,000)

I authorize the Company to transfer an amount (minimum $100) each month as indicated below. Transfers are available from all variable and the one-year fixed investment options. A maximum of 10% from the one-year fixed investment option may be transferred monthly. Please make first transfer on _____/_____/_____ (mm/dd/yy).


Source Fund                       Destination Fund                  Amount
_______________________________   _______________________________   $____________________________
_______________________________   _______________________________   $____________________________
_______________________________   _______________________________   $____________________________
_______________________________   _______________________________   $____________________________
_______________________________   _______________________________   $____________________________


====================================================================================================================================
[ ] SYSTEMATIC WITHDRAWAL PLAN* (Minimum Payment $12,000)

I authorize withdrawals (minimum $100) from my Contract Value to commence as indicated below. A maximum of 10% of payments may be withdrawn annually. When utilizing the Systematic Withdrawal Plan, I agree that if any debit/transfer is erroneously received by the bank indicated on the enclosed voided check, or is not honored upon presentation, any accumulation units may be canceled, and I agree to hold the Company harmless from any loss due to such electronic debits/transfers.

      From: ___________________________________________  $__________________________

      From: ___________________________________________  $__________________________

      From: ___________________________________________  $__________________________

      From: ___________________________________________  $__________________________

      From: ___________________________________________  $__________________________

Please indicate frequency: [ ] Monthly or [ ] Quarterly (January, April, July and October)
                           Day of Withdrawal [ ] 7th [ ] 16th or [ ] 26th
                           Please [ ] Withhold [ ] Do not withhold Federal Income Taxes

[ ]  I wish to utilize Electronic Funds Transfer in the processing of my Systematic Withdrawal Plan.
PLEASE ATTACH A VOIDED CHECK
Or, if different from owner, make check payable to:



------------------------------------------------------------------------------------------------------------------------------------
First                            Middle                                 Last


------------------------------------------------------------------------------------------------------------------------------------
Street                           City                                   State                         Zip
(Please allow 7 business days for receipt of check.)



------------------------------------------------------------------------------------------------------------------------------------
APP-VEN-NY-9                 *Unless subsequently changed in accordance with terms of Contract issued.                          9/97

====================================================================================================================================
SERVICE OPTIONS [X] Indicate each option you wish to elect.
====================================================================================================================================
[ ] AUTOMATIC REBALANCING

If marked, the policyholder's contract value, excluding amounts in the fixed account investment options, will be automatically rebalanced to maintain the rebalancing percentage levels in the variable portfolios as selected below, based on the current total value of the eligible portfolios on the day of rebalancing.

You may change the rebalancing percentages or terminate your participation in the program by providing the Manufacturers Life
Insurance Company of New York with a completed Automatic Rebalancing Authorization form.

If a policyholder elects to participate in Automatic Rebalancing, the total value of the variable portfolios must be included in the program. Therefore, subsequent payments received and applied to portfolios in percentages different from the current rebalancing allocation will be rebalanced at the next date of rebalancing unless the subsequent payments are allocated to the fixed account investment options.

Rebalancing will occur on the 25th of the month (or next business day), please indicate frequency:
                   [ ] Quarterly       [ ] Semi-Annually (June & December)       [ ] Annually (December)


ASSET ALLOCATIONS (must total 100%):

 ____ % Manufacturers Adviser Pac Rim Emerging Mkts (008)         ____ % Wellington Management Growth & Income (017)

 ____ % T. Rowe Price Science & Technology (016)                  ____ % T. Rowe Price Equity-Income (007)

 ____ % Founders Int'l Small Cap (006)                            ____ % Founders Balanced (071)

 ____ % Warburg Pincus Emerging Growth (020)                      ____ % Fidelity Aggr Asset Alloc (004)

 ____ % Pilgrim Baxter Growth (022)                               ____ % Miller Anderson High Yield (076)

 ____ % Fred Alger Small/Mid Cap (011)                            ____ % Fidelity Mod Asset Alloc (003)

 ____ % Rowe Price-Fleming Int'l Stock (024)                      ____ % Fidelity Cons Asset Alloc (002)

 ____ % Founders Worldwide Growth (026)                           ____ % Salomon Brothers Strategic Bond (015)

 ____ % Morgan Stanley Global Equity (009)                        ____ % Oechsle Global Gov't Bond (010)

 ____ % Rosenberg Small Company Value (119)                       ____ % Manufacturers Adviser Capital Growth Bond (080)

 ____ % Fidelity Equity (001)                                     ____ % Wellington Management Inv Quality Bond (018)

 ____ % Founders Growth (005)                                     ____ % Salomon Brothers U.S. Gov't Securities (014)

 ____ % Manufacturers Adviser Quant Equity (065)                  ____ % Manufacturers Adviser Money Market (019)

 ____ % T. Rowe Price Blue Chip Growth (012)                      LIFESTYLE PORTFOLIOS

 ____ % Manufacturers Adviser Real Estate Securities (068)        ____ % Cons 280 (179)       ____ % Mod 460 (180)

 ____ % Miller Anderson Value (066)                               ____ % Bal 640 (181)        ____ % Growth 820 (182)

 ____ % J.P. Morgan Int'l Growth & Income (013)                   ____ % Aggr 1000 (183)



====================================================================================================================================
AUTHORIZATION
====================================================================================================================================

Owner
------------------------------------------------------------------------------------------------------------------------------------
Please Print             First Name                    Middle                  Last


Owner Signature                                                                Date
------------------------------------------------------------------------------------------------------------------------------------






------------------------------------------------------------------------------------------------------------------------------------
APP-VEN-NY-9                 *Unless subsequently changed in accordance with terms of Contract issued.                          9/97